LEGAL SETTLEMENTS	12 Months Ended
Dec. 31, 2016
Legal [Abstract]
Legal [TextBlock]

NOTE 19—LEGAL SETTLEMENTS AND LOSS CONTINGENCIES:

Legal settlements and loss contingencies for 2016 were $899 million, compared to an expense of $631 million and a gain of $111 million in 2015 and 2014, respectively. The 2016 expense primarily consists of a $519 million provision established in connection with the FCPA settlement with the DOJ and SEC and $225 million in connection with the ciprofloxacin settlement. The expenses in 2015 consisted mainly of additional reserves relating to the settlement of the modafinil antitrust litigation, partially offset by insurance proceeds relating to the settlement of the pantoprazole patent litigation. As of December 31, 2016 and 2015, accrued amounts for legal settlements and loss contingencies of $1.3 billion and $256 million, respectively, are recorded in accrued expenses.